SCHEDULE 14A
(Rule 14a-101)
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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                                  BOSTON BIOMEDICA, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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May 15, 2001

Dear Stockholder:

         Boston Biomedica, Inc. will hold its Annual Meeting of Stockholders at the Company’s headquarters, 375 West Street, West Bridgewater, Massachusetts on June 21, 2001 at 4:00 p.m. At the Meeting, stockholders will elect one Class II Director to hold office until the 2004 Annual Meeting of Stockholders. Detailed information about this vote and the Meeting itself is included in the attached proxy statement.

         On behalf of the Board of Directors and employees of Boston Biomedica, I cordially invite all stockholders to attend the Annual Meeting in person. Whether or not you plan to attend the Meeting, please take the time to vote by completing and returning the enclosed proxy card.

         If you plan to attend the Meeting in person, please remember to bring a form of personal identification with you and, if you are acting as a proxy for another stockholder, please bring written confirmation from the record owner that you are acting as a proxy.

Sincerely,

Richard T. Schumacher
Chief Executive Officer
and Chairman of the Board

BOSTON BIOMEDICA, INC.

Notice of Annual Meeting of Stockholders of
Boston Biomedica, Inc. to be held on
Thursday, June 21, 2001

         The Annual Meeting of Stockholders of BOSTON BIOMEDICA, INC. will be held on Thursday, June 21, 2001 at 4:00 p.m. at the Company’s headquarters, 375 West Street, West Bridgewater, Massachusetts, for the following purposes:

  To elect one Class II Director to hold office until the 2004 Annual Meeting of Stockholders and until a successor is duly elected and qualified.

  To consider and act upon any matters incidental to the foregoing purpose and any other matters which may properly come before the Meeting or any adjourned session thereof.

The Board of Directors has fixed April 23, 2001 as the record date for determining the stockholders entitled to notice of, and to vote at, the Meeting.

You are cordially invited to attend the Meeting.

                                                                                                                         By Order of the Board of Directors

                                                                                                                         Kathleen W. Benjamin
                                                                                                                         Assistant Clerk

Boston, Massachusetts
May 15, 2001

YOUR VOTE IS IMPORTANT

You are urged to sign, date and promptly return the accompanying form of proxy, so that, if you are unable to attend the Meeting, your shares may nevertheless be voted. However, your proxy may be revoked at any time prior to exercise by filing with the Clerk or Assistant Clerk of the Company a written revocation, by authorizing a proxy at a later date, or by attending and voting at the Meeting.

BOSTON BIOMEDICA, INC.

PROXY STATEMENT

FOR THE ANNUAL MEETING
OF STOCKHOLDERS TO BE HELD
ON JUNE 21, 2001

         This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Boston Biomedica, Inc., a Massachusetts corporation with its principal executive offices at 375 West Street, West Bridgewater, Massachusetts 02379 (the “Company”), for use at the Annual Meeting of Stockholders to be held on Thursday, June 21, 2001, at 4:00 p.m. and at any adjournment or adjournments thereof (the “Meeting”). The enclosed proxy relating to the Meeting is solicited on behalf of the Board of Directors of the Company and the cost of such solicitation will be borne by the Company. It is expected that this proxy statement and the accompanying proxy will be mailed to stockholders on or about May 15, 2001. Certain of the officers and regular employees of the Company may solicit proxies by correspondence, telephone or in person, without extra compensation. The Company may also pay to banks, brokers, nominees and certain other fiduciaries their reasonable expenses incurred in forwarding proxy material to the beneficial owners of securities held by them.

         Only stockholders of record at the close of business on April 23, 2001 will be entitled to receive notice of, and to vote at, the Meeting. As of that date, there were outstanding 6,462,167 shares of Common Stock, $.01 par value, of the Company (the “Common Stock”), of which 5,962,167 are entitled to vote. Each such stockholder is entitled to one vote for each share of Common Stock so held and may vote such shares either in person or by proxy.

         The enclosed proxy, if executed and returned, will be voted as directed on the proxy or, in the absence of such direction, for the election of the nominee as Director. If any other matters shall properly come before the Meeting, the authorized proxy will be voted by the proxies in accordance with their best judgment. The proxy may be revoked at any time prior to exercise by filing with the Clerk or Assistant Clerk of the Company a written revocation, by executing a proxy with a later date, or by attending and voting at the Meeting.

1

PROPOSAL NO. 1
ELECTION OF DIRECTORS

         At the Meeting, one Class II Director is to be elected to serve until the 2004 Annual Meeting of Stockholders and a successor has been duly elected and qualified.

         The Company’s Amended and Restated Articles of Organization and Bylaws provide that the Board of Directors shall be divided into three classes. At each Annual Meeting of Stockholders following the initial classification, the Directors elected to succeed those whose terms expire shall be identified as being the same class as the Directors they succeed and shall be elected to hold office for a term to expire at the third Annual Meeting of Stockholders after their election, and until their respective successors are duly elected and qualified, unless an adjustment in the term to which an individual Director shall be elected is made because of a change in the number of Directors.

         The term of Dr. William R. Prather expires at the Meeting. The Board of Directors has nominated Dr. William R. Prather for election as a Class II Director, to hold office until the 2004 Annual Meeting of Stockholders and until his successor has been duly elected and qualified.

         The Company’s Amended and Restated Articles of Organization and Bylaws do not require the stockholders to elect any Directors in a class the term of office of which extends beyond the Meeting. The term of office of only the Class II Director expires at the Meeting. The terms of office of the Class I and Class III Directors continue after the Meeting.

         It is the intention of the persons named as proxies to vote for the election of Dr. Prather as a Class II Director. In the unanticipated event that he should be unable to serve, the persons named as proxies will vote the proxy for such substitutes, if any, as the present Board of Directors may designate or to reduce the number of Directors. The nominee has not been nominated pursuant to any arrangement or understanding with any person.

         The following table sets forth certain information with respect to the nominee and each of the Directors whose term extends beyond the Meeting, including the year in which the nominee’s term would expire, if elected.

Name	AGE	Position	Director Since	Year Term Expires, if Elected, and Class
Francis E. Capitanio (1)	57	Director	1986	2003 Class I
Calvin A. Saravis (1)(2)	71	Director	1978	2003 Class I
William R. Prather	54	Senior Vice President, Finance and Business Development, Treasurer and Director	1999	2004 Class II
Kevin W. Quinlan (1)	51	President and Chief Operating Office, and Director	1978	2002 Class III
Richard T. Schumacher (2)	50	Chief Executive Officer and Chairman of the Board	1978	2002 Class III

*     Nominee for Class II Director
(1) Member of the Audit Committee
(2) Member of the Compensation Committee

         Mr. Capitanio has served as a Director of the Company since January 1986. Since 1997, Mr. Capitanio has served as President of Kalisto Biologicals, Inc. From 1996 to 1997, he served as an independent consultant in the medical diagnostics industry. From 1980 to 1996, he served as President, Treasurer and Director of Diatech Diagnostics Inc. (formerly Immunotech Corporation), an in vitro diagnostics company and a wholly owned subsidiary of Healthcare Technologies Ltd. Mr. Capitanio received an M.B.A. from the Sloan School of Management, Massachusetts Institute of Technology and a B.S. in metallurgy from Massachusetts Institute of Technology.

         Dr. Saravis has served as a Director of the Company since 1978. Since 1984, he has been an Associate Professor of Surgery (Biochemistry) at Harvard Medical School and an Associate Research Professor of Pathology at Boston University School of Medicine. From 1971 to 1997, Dr. Saravis was a Senior Research Associate at the Mallory Institute of Pathology and from 1979 to 1997, he was a Senior Research Associate at the Cancer Research Institute--New England Deaconess Hospital. Dr. Saravis received his Ph.D. in immunology and serology from Rutgers University.

         Dr. Prather, a Director of the Company since 1999, has been Senior Vice President, Finance and Business Development since August 1999. From January 1999 to August 1999, Dr. Prather served as Senior Vice President, Business Development. Prior to joining the Company, Dr. Prather was the Senior Health Care Analyst for Cruttenden Roth, Inc. from 1995 to 1998. From 1992 to 1995 he was the Senior Analyst in Health Care for Manning and Napier Advisors. Dr. Prather earned a B.S. in pharmacy and his MD at the University of Missouri - Kansas City, and completed a Clinical Research Geriatric Fellowship at Harvard Medical School. Dr. Prather is a Director of Primed International, a medical device company and a member of the Advisory Board of the Canadian Medical Discovery Fund, Inc., a fund of MDS Capital Corp.

         Mr. Quinlan, a Director of the Company since 1978, has served as President and Chief Operating Officer since August 1999. From January 1993 to August 1999, he served as Senior Vice President, Finance, Treasurer, and Chief Financial Officer. From 1990 to December 1992, he was the Chief Financial Officer of ParcTec, Inc., a New York-based leasing company. Mr. Quinlan served as Vice President and Assistant Treasurer of American Finance Group, Inc. from 1981 to 1989 and was employed by Coopers & Lybrand (now PricewaterhouseCoopers L.L.P.) from 1975 to 1980. Mr. Quinlan is a certified public accountant and received a M.S. in accounting from Northeastern University and a B.S. in economics from the University of New Hampshire.

         Mr. Schumacher, the Founder of the Company, has been the Chief Executive Officer and Chairman of the Board since 1992 and served as President from 1986 to August 1999. Mr. Schumacher served as the Director of Infectious Disease Services for Clinical Sciences Laboratory, a New England-based medical reference laboratory, from 1986 to 1988. From 1972 to 1985, Mr. Schumacher was employed by the Center for Blood Research, a nonprofit medical research institute associated with Harvard Medical School. Mr. Schumacher received a B.S. in zoology from the University of New Hampshire.

Meetings of the Board of Directors

         The Board of Directors of the Company held seventeen meetings during the fiscal year ended December 31, 2000. Each current Director attended at least 75% of the aggregate number of all meetings of the Board of Directors and committees of which he was a member during such fiscal year.

         The Board of Directors has an Audit Committee, currently comprised of Messrs. Capitanio, Quinlan and Saravis, which met five times during fiscal year 2000. The functions performed by this Committee include recommending to the Board of Directors the engagement of the independent accountants, reviewing financial statements to be filed with the Securities and Exchange Commission, evaluating the performance and independence of the independent accountants, and reviewing with management any recommendations made by the independent accountants. The Audit Committee Charter (see Appendix A) more fully describes the duties and responsibilities of the Audit Committee.

         The Board of Directors also has a Compensation Committee, currently comprised of Messrs. Schumacher and Saravis. The functions of the Compensation Committee include making recommendations and presentations to the Board of Directors on compensation levels, including salaries, incentive plans, benefits and overall compensation for officers and Directors, and issuance of stock options to officers, Directors and employees. During fiscal year 2000, matters with respect to compensation were considered by the entire Board of Directors.

         The Board of Directors does not have a nominating committee. The entire Board of Directors considers changes in Directors.

Security Ownership of Directors, Officers and Certain Beneficial Owners

         The following table sets forth certain information as of March 31, 2001 concerning beneficial ownership of Common Stock by each Director, each nominee for Director, each named Executive Officer in the Summary Compensation Table under “Executive Compensation” below, all Executive Officers and Directors as a group, and each person known by the Company to be the beneficial owner of 5% or more of the Company’s Common Stock. This information is based upon information received from or on behalf of the named individuals.

Name	Number of Shares of Common Stock Beneficially Owned	Percent of Class
Richard T. Schumacher (1)(2)* c/o Boston Biomedica, Inc. 375 West Street West Bridgewater, MA 02379	866,657	13.35%
Kevin W. Quinlan (1)	97,475	1.49%
William R. Prather (1)(4)	82,018	1.26%
Mark M. Manak (1)(3)	69,311	1.07%
Patricia E. Garrett	50,000	**
Richard C. Tilton (1)	38,000	**
Calvin A. Saravis	13,456	**
Francis E. Capitanio	2,500	**
All Executive Officers and Directors as a group (11 Persons)(1)(2)(3)(4)	1,251,495	19.26%
Paradigm Group, L.L.C. * 3000 Dundee Road, Suite 105 Northbrook, IL 60062	425,000 ***	6.58%
Richard P. Kiphart (5) c/o William Blair & Company, L.L.C. 222 West Adams Street Chicago, IL 60606	879,685	13.61%

*	Address provided for beneficial owners of more than 5% of the Common Stock.
**	Less than 1% of the outstanding Common Stock.
***	These shares are not entitled to vote until they are fully paid for.
(1)	Includes the following shares subject to options exercisable within 60 days after March 31, 2001: Mr. Schumacher-- 31,130; Mr. Quinlan-- 71,875; Dr. Prather-- 52,918, Dr. Tilton-- 20,500; Dr. Manak-- 43,250; Dr. Garrett-- 25,000; Dr. Saravis-- 2,500; and Mr. Capitanio--2,500
(2)	Includes 30,500 shares held of record by Mr. Schumacher's spouse. Excludes certain additional shares held by other relatives of Mr. Schumacher as to which Mr. Schumacher disclaims beneficial ownership.
(3)	Includes 4,000 shares held of record by Mr. Manak's daughter and 20,466 in Mr. Manak's name.
(4)	Includes 28,300 shares held by Avon Medical Profit Sharing Plan and Trust. Dr. Prather and his spouse are the sole trustees and beneficiaries of the trust.
(5)	Includes 357,791 shares held of record by Shoreline Micro-Cap Fund I LP of which Mr. Kiphart has reported to the Securities and Exchange Commission on February 26, 2001 as having sole voting power.

Executive Compensation

         The following Summary Compensation Table sets forth the compensation of each of the Chief Executive Officer and the four other most highly compensated executive officers of the Company who were serving as Executive Officers at the end of fiscal 2000 and whose total annual salary and bonus, if any, exceeded $100,000 for services in all capacities to the Company during the fiscal year ended December 31, 2000 (the “Named Executive Officers”).

Summary Compensation Table
Annual Compensation

Name and Principal Position	Fiscal Year Ended	Salary $	Bonus $	Other Annual Compensation $	Long Term Compensation Securities Underlying Stock Options (#)	All Other Compensation $
Richard T. Schumacher,	12/31/00	$229,279	--	$1,550 (1)	--	$5,579(2)(4)
Chief Executive Officer	12/31/99	$229,010	--	$1,520 (1)	25,000	$4,450(2)(4)
and Chairman of the	12/31/98	$200,002	$5,000	$370 (1)	15,000	$420(2)
Board

Kevin W. Quinlan,	12/31/00	$178,596	--	$3,575 (1)	--	$850(4)
President and Chief	12/31/99	$168,075	--	--	17,500	--
Operating Officer, and	12/31/98	$143,347	$4,000	--	10,000	--

Richard C. Tilton,	12/31/00	$131,095	--	$6,000 (3)	12,000	$2,391 (2)(4)
Senior Vice President,	12/31/99	$135,203	--	$6,000 (3)	--	--
Science and Technology	12/31/98	$127,019	$3,000	$6,000 (3)	6,000	--

Mark M. Manak,	12/31/00	$137,846	--	--	5,000	$624 (4)
Senior Vice President	12/31/99	$129,894	--	--	--	--
and General Manager	12/31/98	$118,510	$3,000	--	6,000	--

Patricia E. Garrett,	12/31/00	$126,465	--	--	12,000	$1,047 (2)(4)
Senior Vice President	12/31/99	$124,873	--	--	10,000	--
and General Manager	12/31/98	$112,402	--	--	17,000	--

(1)  Consists of personal usage of Company vehicle
(2)  Includes the value of premiums paid for a term life insurance policy
(3)  Consists of automobile allowance
(4)  Includes the value of imputed income from group life insurance

         The Following tables set forth certain information with respect to the stock options granted to and exercised by the Named Executive Officers durign fiscal 2000 and the aggregate number of and value of options exercisable held bt the Named Executive Officers during fiscal 2000

Compensation of Directors

         Non-employee Directors of the Company received cash compensation of $6,000 for their services in year 2000. Commencing in year 2001, non-employee Directors will receive a quarterly stipend of $1,500, for a yearly total of $6,000 each. In addition, in year 2001, each non-employee director who is a member of the Audit Committee will receive an additional $500 per quarter for a yearly total of $2,000 each. Each Director is eligible to receive options to purchase Common Stock under the Company's 1999 Non-Qualified Stock Option Plan.

Compensation Committee Interlocks and Insider Participation

         The Board of Directors makes decisions regarding executive compensation based on the recommendations of the Compensation Committee. The Compensation Committee of the Board of Directors is comprised of Richard T. Schumacher and Calvin A. Saravis, each of whom has received options to purchase Common Stock. Mr. Schumacher serves as the Chief Executive Officer and Chairman of the Board of the Company. Dr. Saravis is neither a former nor current officer nor employee of the Company.

Compensation Committee Report

         The Compensation Committee of the Board of Directors is comprised of Mr. Schumacher and one non-employee Director, Dr. Saravis. The functions of the Compensation Committee include making recommendations and presentations to the Board of Directors on compensation levels, including salaries, incentive plans, benefits and overall compensation for officers and Directors and issuance of stock options to officers, Directors and employees. Subsequent to the recommendation of the Compensation Committee, the Board of Directors then votes on these proposals.

         The objectives of the Compensation Committee in determining the type and amount of Executive Officer compensation are to provide a level of base compensation which allows the Company to attract and retain superior talent. The Compensation Committee endeavors to align the Executive Officer's interests with the success of the Company through participation in the Company's Employee Stock Option Plan, which provides the Executive Officer with the opportunity to build a substantial ownership interest in the Company.

         The compensation of Executive Officers includes cash compensation, the grant of stock options, and participation in benefit plans generally available to employees. In determining base salary, the Compensation Committee considers executive compensation for comparably sized companies as well as the individual experience and performance of each Executive Officer. The Compensation Committee then recommends to the Board of Directors base salaries at a level that it believes is comparable to cash compensation of officers with similar responsibilities in similarly situated corporations. The Board makes final determination of recommendations.

         Each of the Executive Officers, including Mr. Schumacher, and all full-time employees are eligible to receive grants of options under the Company's employee stock option plans. The employee stock option plans are used to provide incentives to officers and employees and to associate more closely the interests of such persons with stockholders' interests and the long-term success of the Company. In determining the number of options to be granted to each Executive Officer or employee, the Compensation Committee makes a subjective determination based on factors such as the individual's level of responsibility, performance, and number of options held. The Board of Directors then acts on the recommendation of the Compensation Committee. During fiscal 2000, a total of 29,000 options were granted to the Named Executive Officers noted above under the employee stock option plans.

         During the fiscal year ended December 31, 2000, Mr. Schumacher, the Company's Chief Executive Officer, received a base salary of $229,279. The Compensation Committee, and the Board of Directors, believes that this compensation is comparable to the cash compensation of Chief Executive Officers of comparable companies. Mr. Schumacher was not granted any options to purchase shares of Common Stock in 2000.

                                                                                                                         Compensation Committee

                                                                                                                         Richard T. Schumacher
                                                                                                                         Calvin A. Saravis

Audit Committee Report

         The Board of Directors has an Audit Committee, currently comprised of two non-employee members Messrs. Capitanio and Saravis, and Mr. Quinlan.

         The Audit Committee operates pursuant to a written charter (the "Audit Committee Charter"), which was adopted by the Board of Directors on June 14, 2000 and subsequently amended on April 23, 2001 and is attached to this Proxy Statement as Appendix A. Under the provisions of the Audit Committee Charter, the Audit Committee is responsible for, among other things, recommending to the Board of Directors the engagement of the independent accountants, reviewing the scope of internal controls and reviewing the implementation by management of recommendations made by the independent accountants. The Audit Committee held five meetings during fiscal 2000.

         Currently, two members of the Company's Audit Committee, Messrs. Capitanio and Saravis, are "independent" as that term is defined under the listing standards of the Nasdaq National Market. Mr. Quinlan is President and Chief Operating Officer of the Company and, therefore, is not considered independent.

         The Audit Committee has reviewed and discussed the Company's audited financial statements for the year ended December 31, 2000 with senior management of the Company. The Audit Committee also discussed with PricewaterhouseCoopers L.L.P., the Company's independent auditors, the matters required to be discussed by the Auditing Standards Board Statement on Auditing Standards No. 61, as amended. As required by Independence Standards Board Standard No. 1, as amended, "Independence Discussion with Audit Committees," the Audit Committee has received and reviewed the required written disclosures and a confirming letter from PricewaterhouseCoopers L.L.P. regarding their independence, and has discussed the matter with the auditors. Based upon its review and discussions of the foregoing, the Audit Committee recommended to the Company's Board of Directors that the Company's audited financial statements for the year ended December 31, 2000 be included in the Company's Annual Report on Form 10-K timely filed with the Securities and Exchange commission on April 2, 2001 for the Company's most recent fiscal year.

                                                                                                                         Audit Committee

                                                                                                                         Francis E. Capitanio
                                                                                                                         Calvin A. Saravis
                                                                                                                         Kevin W. Quinlan

Performance Graph

         The following graph compares the change in the Company's cumulative total stockholder return from October 31, 1996, when the Company's Common Stock became publicly traded, to March 31, 2001 including December 31, 2000, which includes the last trading day of fiscal 2000, with the cumulative total return on the Nasdaq Stock Market Index (Composite) and the Nasdaq Biotechnology Stocks Index (SIC 2830-2839 U.S. and Foreign) for that period.

400.00
350.00
300.00
250.00
200.00
150.00
100.00
50.00
0.00
10/31/96
12/31/96
12/31/97
12/31/98
12/31/99
12/31/00
3/31/01

Assumes $100 invested on October 31, 1996 in the Company’s Common Stock, the Nasdaq Stock Market Index (Biotechnology) and the Nasdaq Stock Market Index (Composite), and the reinvestment of any and all dividends.

Certain Relationships And Related Transactions

         In August 1999, the Company sold 500,000 warrants to purchase the Company’s stock to Paradigm Group L.L.C., a private investment company. The private placement consisted of 400,000 common stock purchase warrants with an exercise price of $4.25 and 100,000 common stock purchase warrants with an exercise price of $5.25. Paradigm Group paid the Company $50,000 for the warrants. In addition, National Securities received 40,000 common stock purchase warrants with an exercise price of $4.25, 10,000 common stock purchase warrants with an exercise price of $5.25, and 25,000 common stock purchase warrants with an exercise price of $8.00, as transaction fee. In February 2000, the Company received notice that Paradigm Group, L.L.C. exercised all of their warrants to purchase the Company’s common stock. The holders of the warrants were required to pay the exercise price when the registration of the underlying shares became effective which was in December 2000. See also “Legal Proceedings” hereunder.

         In August 2000, the Company issued $3,250,000 of 3% Senior Subordinated Convertible Debentures to investors, of which $780,000 were issued to Mr. Richard P. Kiphart and $220,000 were issued to Shoreline Micro-Cap Fund I L.P. In January 2001, Mr. Kiphart and Shoreline Micro-Cap Fund I L.P. exercised their conversion rights associated with these debentures. Mr. Kiphart has subsequently indicated in a Schedule 13D filing with the Securities and Exchange Commission that he has sole voting power of 897,685 shares of common stock of the Company, which includes 357,791 shares held in the name of Shoreline Micro-Cap Fund I L.P. as of February 6, 2001.

Legal Proceedings

         On August 18, 2000, the Company received a summons and complaint from Paradigm Group, L.L.C. naming the Company as a defendant. The suit, filed in the Circuit Court of Cook County, Illinois, alleged breach of contract claims and fraud against the Company in connection with the sale by the Company to the Paradigm Group, L.L.C. of warrants to purchase up to 500,000 shares of the Company’s common stock, the exercise of those warrants by Paradigm Group, L.L.C. and a delay in the registration of those shares with the Securities and Exchange Commission. Paradigm Group L.L.C. sought several remedies, including $3,000,000 in damages or unspecified monetary damages, return of the purchase price for the warrants and rescission of its exercise of the warrants, and unspecified punitive damages. In December 2000, Paradigm Group, L.L.C. withdrew this lawsuit.

OTHER MATTERS

Voting Procedures

         An inspector of elections appointed by the Company will tabulate the votes of stockholders present in person or represented by proxy at the Meeting. A quorum, consisting of a majority of shares of all stock issued, outstanding and entitled to vote at the Meeting, will be required to be present in person or by proxy for consideration of the proposal to elect a Director. The nominee for Director of the Company who receives the greatest number of votes cast by stockholders present in person or represented by proxy at the Meeting and entitled to vote thereon will be elected a Director of the Company.

         Abstentions will have no effect on the outcome of the vote for the election of a Director. Shares of Common Stock held of record by brokers who do not return a signed and dated proxy will not be considered present at the Meeting, will not be counted towards a quorum, and will not be voted in the election of a Director. Shares of Common Stock held of record by brokers who return a dated and signed Proxy but who fail to vote (a “broker non-vote”) will count toward the quorum, but will count neither for nor against the election of a Director.

Disclosure of Relationships with Independent Accountants

         The Audit Committee of the Board of Directors will review the reappointment of PricewaterhouseCoopers LLP as the independent accountants to audit the Company’s consolidated financial statements for the fiscal year ending December 31, 2001 and make a recommendation to the Company’s Board of Directors. Such firm has served continuously in that capacity since 1993. There have not been any disagreements with PricewaterhouseCoopers LLP and such information has been communicated to the Audit Committee by both senior management of the Company and PricewaterhouseCoopers LLP

         A representative of PricewaterhouseCoopers LLP will be present at the time of the Meeting and will be given an opportunity to make a statement, if so desired. The representative will also be available to respond to appropriate questions.

Audit Fees

         PricewaterhouseCoopers LLP billed aggregate fees to the Company totaling $201,000 in connection with the audit of the Company’s annual financial statements for the year ended December 31, 2000, and for the reviews of the financial statements included in the Company’s Forms 10-Q’s filed during year 2000.

Financial Information Systems Design and Implementation Fees

         The Company did not engage the services of PricewaterhouseCoopers LLP in year 2000 for any such professional services.

All Other Fees

         PricewaterhouseCoopers LLP billed aggregate fees totaling $182,000 for other professional services provided in year 2000 relating to SEC filings and registration statements, preperation of tax returns, a 401(K) plan audit, and other miscellaneous services.

         The Audit Committee of the Board of Directors believes the performance of these other professional services rendered during year 2000 by PricewaterhouseCoopers LLP is compatible with maintaining such auditor’s independence.

Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s Executive Officers and Directors, and persons who own more than 10% of the Company’s Common Stock, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission and the Nasdaq. Executive Officers, Directors and greater than 10% stockholders are required to furnish the Company with copies of all Forms 3, 4 and 5 they file.

         Based solely on the Company’s review of the copies of such Form(s) it has received and written representations from certain reporting persons, the Company believes that all of its Executive Officers, Directors and greater than 10% stockholders complied with all Section 16(a) filing requirements applicable to them during the Company’s fiscal year ended December 31, 2000.

Other Proposed Action

         The Board of Directors knows of no matters, which may come before the Meeting other than the election of a Director. However, if any other matters should properly be presented to the Meeting, the persons named as proxies shall have discretionary authority to vote the shares represented by the accompanying proxy in accordance with their own judgment.

Stockholder Proposals

         Proposals which stockholders intend to present at the Company’s 2002 Annual Meeting of Stockholders and wish to have included in the Company’s proxy materials pursuant to Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended, must be received by the Company no later than January 16, 2002. If a proponent fails to notify the Company by January 16, 2002 of a non-Rule 14a-8 stockholder proposal which it intends to submit at the Company’s 2002 Annual Meeting of Stockholders, the Proxy solicited by the Board of Directors, with respect to such Meeting, may grant discretionary authority to the Proxies named therein, to vote with respect to such matter.

Incorporation By Reference

         To the extent that this Proxy Statement has been or will be specifically incorporated by reference into any filing by the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, the sections of the Proxy Statement entitled “Compensation Committee Report”, “Audit Committee Report”, and “Performance Graph” shall not be deemed to be so incorporated, unless specifically otherwise provided in any such filing.

Annual Report on Form 10-K

         Additional copies of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2000 as filed with the Securities and Exchange Commission are available to stockholders without charge upon written request addressed to Investor Relations, Boston Biomedica, Inc., 375 West Street, West Bridgewater, Massachusetts 02379.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, STOCKHOLDERS ARE URGED TO FILL IN, SIGN AND RETURN THE ACCOMPANYING FORM OF PROXY IN THE ENCLOSED ENVELOPE. PROXY BOSTON BIOMEDICA, INC. PROXY

         The undersigned hereby appoints Richard T. Schumacher and Kevin W. Quinlan, and each of them, acting singly, with full power of substitution, attorneys and proxies to represent the undersigned at the 2001 Annual Meeting of Stockholders of Boston Biomedica, Inc. to be held on Thursday, June 21, 2001 and at any adjournment or adjournments thereof, with all power which the undersigned would possess if personally present, and to vote all shares of stock which the undersigned may be entitled to vote at said meeting upon the matters set forth in the Notice of and Proxy Statement for the Meeting in accordance with the following instructions and with discretionary authority upon such other matters as may come before the Meeting. All previous proxies are hereby revoked.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. IT WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED AND IF NO DIRECTION IS INDICATED, IT WILL BE VOTED FOR THE ELECTION OF THE NOMINEE AS DIRECTOR.

Continued, and to be signed, on reverse side (Please fill in the reverse side and mail in enclosed envelope) /X/ Please mark votes as in this example.

The Board of Directors recommends a vote FOR the election of the nominee as a Director.

1.       Election of Directors:

Nominee:   William R. Prather

/   / FOR THE NOMINEE         /   /  WITHHOLD AUTHORITY to vote for the nominee

                                                       /  /MARK HERE FOR ADDRESS
                                                         CHANGE AND NOTE AT LEFT

(Signatures should be the same as the name printed hereon. Executors, administrators, trustees, guardians, attorneys, and officers of corporations should add their titles when signing).

Signature: ___________________Title: ___________________Date: _________________

Signature: ___________________Title: ___________________Date: _________________

APPENDIX A

BOSTON BIOMEDICA, INC.

CHARTER OF THE AUDIT COMMITTEE

OF THE BOARD OF DIRECTORS

ADOPTED ON JUNE 14, 2000

AMENDED ON APRIL 23, 2001

1. PURPOSE:

The primary purpose of the Audit Committee (the “Committee”) of the Board of Directors of Boston Biomedica, Inc. (the “Company”) is to provide independent and objective oversight of the accounting functions and internal controls of the Company and its subsidiaries and to ensure the objectivity of the Company’s financial statements. The Committee and the Board of Directors have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the independent auditors (or to nominate an outside independent auditor to be approved by the Company’s shareholders in any proxy statement). The Committee shall also review and advise the Board of Directors with respect to the Company’s risk management policies.

2. FUNCTIONS

The Committee shall perform the following functions:

1. Independent Auditors. Recommend to the Board of Directors the accounting firm to be engaged by the Company as its independent auditors, which firm shall be ultimately accountable to the Board of Directors and the Committee as representatives of the Company's shareholders.

2. Plan of Audit. Review with the independent auditors the plan and scope of their audit, its status during the year, the results when completed, the required communications under Statements of Auditing Standards Nos. 61 and 89, their report or opinion and any recommendations they may have for improving or changing the audit and the control environment, as well as management’s letter in response thereto, and the fees for audit services.

3. Accounting Principles and Disclosures. Review significant developments in accounting rules. The Committee shall review with management recommended changes in the Company’s methods of accounting or financial statements. The Committee also shall review with the independent auditors any significant proposed changes in accounting principles and financial statements.

4. Internal Accounting Controls. Consult with the independent auditors regarding the adequacy of internal accounting controls. Where appropriate, consultation with the independent auditors regarding internal controls shall be conducted out of management’s presence. In connection with this function, the Committee may request the Company’s legal counsel to circulate a questionnaire to evaluate the Company’s compliance with financial disclosure and accounting laws.

5. Internal Control Systems. Review with management the Company’s internal control systems intended to ensure the reliability of financial reporting and compliance with applicable codes of conduct, laws and regulations. The review shall include any significant problems and regulatory concerns. The Committee also shall review internal audit plans in significant compliance areas.

6. Financial Disclosure Documents. Prior to publication, review with management and the independent auditors the Company’s financial disclosure documents, including all financial statements and reports filed with the Securities and Exchange Commission or sent to stockholders and following the satisfactory completion of year-end review recommend to the Board of Directors the inclusion of the audited financial statements in the Company’s filing on Form 10-K. The review shall include any significant problems and material disputes between management and the independent auditors and a discussion with the independent auditors out of management’s presence of the quality of the Company’s accounting principles as applied in its financial reporting, the clarity of the Company’s financial disclosures and degree of aggressiveness or conservatism of the Company’s accounting principles and underlying estimates, and a frank and open discussion of other significant decisions made by management in preparing the financial disclosure and reviewed by the independent auditors. The Committee shall also ensure that the Company’s interim financial statements are reviewed by the Company’s independent auditors prior to filing with the Securities and Exchange Commission, such review to follow professional standards and procedures for conducting such reviews, as established by generally accepted auditing standards, as may be modified or supplemented by the Securities and Exchange Commission.

7. Ethical Environment. Consult with management on the establishment and maintenance of an environment that promotes ethical behavior, including the establishment, communication, and enforcement of codes of conduct to guard against dishonest, unethical, or illegal activities.

8. Oversight of Executive Officers and Directors and Conflicts of Interest. Review significant conflict of interest involving directors or executive officers. The Committee shall review compliance with Company policies and procedures with respect to officers’ expense accounts and perquisites, including their use of corporate assets, and consider the results of any review of these areas by the independent auditor. The Committee also shall review significant questionable or illegal payments.

9. Oversight of Independent Auditors. Evaluate the independent auditors on an annual basis and, where appropriate, recommend a replacement for the independent auditors. In such evaluation, the Committee shall ensure that the independent auditors deliver to the Committee a formal written statement delineating all relationships between the auditors and the Company, as required by the Independence Standards Board Standard No. 1. The Committee also shall actively engage in a dialogue with the auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors and in response to the independent auditor’s report take, or recommend that the Board take, appropriate action to ensure/oversee the independent auditor’s independence.

10. Adequacy of Personnel. Review periodically the adequacy of the Company's accounting, financial and auditing personnel resources.

11. Risk Management. Review and evaluate risk management policies in light of the Company's business strategy, capital strength, and overall risk tolerance. The Committee also shall evaluate on a periodic basis the Company's investment and derivatives risk management policies, including the internal system to review operational risks, procedures for derivatives investment and trading, and safeguards to ensure compliance with procedures.

12. Charter Amendments. Review this Charterannually, assess its adequacy and propose appropriate amendments to the Board of Directors.

13. Expectations and Information Needs. The committee will communicate expectations and the nature, timing, and extent of committee information needs to management, internal audit, and external parties, including external auditors. Written materials, including key performance indicators and measures related to key business and financial risks, will be received from management, auditors, compliance managers, and others at least one week in advance of meeting dates to allow adequate time for committee members to study the information.

14. Miscellaneous. Such other matters in relation to the financial affairs of the Company, and in relation to the internal and external audit of the Company, as the Committee may, in its discretion, deem advisable.

The Committee’s function is one of oversight and review, and it is not expected to audit the Company, to define the scope of the audit, to control the Company’s accounting practices, or to define the standards to be used in preparation of the Company’s financial statements.

COMPOSITION & INDEPENDENCE

Commencing no later than the date required by the SEC or NASDAQ rules, the Committee shall consist of not less than three independent members, who shall be appointed by the Board of Directors. The Board of Directors shall select one member of the Committee to serve as the Chairman. Each member of the Committee shall be a person who qualifies for membership under the then-current listing requirements of the self-regulatory agency on which the Company’s common stock is traded. Currently, these requirements include the requirement that members of the Committee shall be financially literate or become financially literate within a reasonable period of time after appointment to the Committee and at leas tone member of the Committee shall have accounting, related financial management expertise, or any other comparable experience or background that results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. No member of the Committee shall be employed or otherwise affiliated with the Company’s independent auditors.

In the event that a Committee member faces a potential or actual conflict of interest with respect to a matter before the Committee, that Committee member shall be responsible for altering the Committee Chairman, and in case where the Committee Chairman faces a potential or actual conflict of interest, the Committee Chairman shall advise the Chairman of the Board of Directors. In the event that the Committee Chairman, or the Chairman of the Board of Directors, concurs that a potential or actual conflict of interest exists, an independent substitute Director shall be appointed as a Committee member until the matter, posing the potential or actual conflict of interest is resolved.

IV. QUORUM AND MEETINGS

A quorum of the Committee shall be declared when a majority of the appointed members of the Committee are in attendance. The Committee shall meet on a regular basis, but no less than four times per year. Meetings shall be scheduled at the discretion of the Chairman. Notice of the meetings shall be provided as required in the Company’s Bylaws, as amended from time to time. The Committee may ask members of management or others to attend the meeting and provide pertinent information as necessary.

V. REPORTS

The Committee will report to the Board from time to time with respect to its activities and its recommendations. When presenting any recommendation or advice to the Board, the Committee will provide such background and supporting information as may be necessary for the Board to make an informed decision. The Committee will keep minutes of its meetings and will make such minutes available to the full Board for its review.

The Committee shall report to shareholders in Company’s proxy statement for its annual meeting whether the Committee has satisfied its responsibilities under this Charter, which report shall be in compliance with Rule 306 of Regulation S-K, as amended from time to time.

VI. OTHER AUTHORITY

The Committee is authorized to confer with Company management and other employees to the extent it may deem necessary or appropriate to fulfill its duties. The Committee is authorized to conduct or authorize investigations into any matters within the Committee’s scope of responsibilities. The Committee also is authorized to seek outside legal or other advice to the extent it deems necessary or appropriate, provided it shall keep the Board advised as to the nature and extent of such outside advice.

The Committee will perform other such functions as are authorized by this Committee by the Board of Directors, by law or the Company’s Charter of the Audit Committee, as amended or Bylaws, as amended.